®
BB&T CAPITAL MARKETS
CONFERENCE

March 24, 2010

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and Non-GAAP
Information
 This presentation contains forward-looking statements within the meaning of the Private
 Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should”, “could”, “project,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, “Risk Factors” of the Company’s Annual
 Report on Form 10-K for the year ended July 25, 2009, and other risks outlined in the
 Company’s periodic filings with the Securities and Exchange Commission (“SEC”). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules.
 As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included at the end of this presentation.

Dycom Industries Introduction
■ Leading provider of specialty contracting services principally to telephone and cable companies
■ Telecommunications industry dynamics driving growth potential
■ Major participant in a large, but fragmented industry, which offers acquisition opportunities
■ Significant portion of revenues from multi-year Master Service
 Agreements
■ Experienced management team operating through a decentralized, customer-focused organizational structure
■ Strong cash flows and liquidity

Revenue Mix
Quarter Ended January 23, 2010- $216.3 million
Telecommunications
Underground Facility
Locating
Electric Utilities and
Other Construction
and Maintenance

Premise Equipment Installation

Dycom Industries, Inc.

Providing End-To-End Services
Engineering
Underground Facility Locating
Outside Plant & Equipment Installation

■ Headquartered in Palm Beach Gardens, Florida
■ Second quarter fiscal 2010 revenues of $216.3 million
■ Strong financial profile
 } Cash and equivalents $135.9 million at January 23, 2010
 } Shareholders’ equity $391.0 million at January 23, 2010
 } Operating cash flow of $126.6 million for fiscal year 2009
 } Committed Bank Facility of $210 million through September 2011;
 $153.4 million available as of January 23, 2010
■ Nationwide footprint
 } Operates in 48 states and to a limited extent in Canada
 } 30 operating subsidiaries and hundreds of field offices
■ Over 8,300 employees
■ Listed on the NYSE under the ticker: DY
Dycom Industries
At a Glance
Dycom is a leading telecommunications infrastructure provider in the United States

Dycom Headquarters
Primary Locations

Dycom Industries, Inc.

Strong subsidiaries, broad national footprint
Subsidiaries
Cable Connectors
UtiliQuest
Dycom’s Nationwide Presence
LAMBERTS
Dycom Operating Overview

Industry Developments…
■ Telephone/cable industry convergence - a reality
 } Competition for customers drives growth
■ Network bandwidth expansion - an imperative
 } Telephone companies expanding network capacity
 } Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband
■ Product bundles - key to telephone/cable success
 } Decrease churn
 } Provide revenue growth opportunities to offset market
 share erosion
 } Differentiate service from satellite video providers

…And Opportunities
■ Increased capital spending
 } Telephone company deployments of Fiber (FTTx)
 } Cable company bandwidth expansion
 } Customer premise equipment deployments
 } Fiber to the cell site
■ Renewed focus on network reliability and availability as
 subscribers demand better service levels
■ Continued outsourcing as time to market and
 installation quality crucial for new product launches

Telecom Capital Spending
Capex Commentary
■ Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission
■ RBOCs will continue to constitute the vast majority of U.S. fixed line investment
■ Significant portion of RBOCs’ capital budgets are expected to be from fiber deployments, including fiber to the cell site initiatives
■ Carriers are shifting capital spending to address growth needs and increased competition from cable companies
“We are taking our U-verse build, which is our IPTV build, the broadband capability that we have been deploying, and we are going to get to 30 million homes by the end of next year. We are actually moving that build out to cover more of our small business locations. We have a fairly aggressive plan to get the U-verse build in front of a lot of small businesses, integrate the high-bandwidth product with a mobile product, and we think it is going to be pretty powerful.”
Randall Stephenson- AT&T - Chairman, Chief Executive Officer and President
March 2010

Cable Capital Spending
Capex Commentary
■ Continued capital expenditures on bandwidth reclamation, VOIP and HDTV product offerings, and cellular backhaul
■ Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability
■ Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms
“[…] we have been aggressively rolling out All-Digital and Wideband. These are initiatives that are central to our strategy, and so we are investing about $1 billion in these two projects between 2009 and 2010, and we’ve made rapid progress deploying these technologies and new products that follow the rollout”
Brian Roberts, Comcast - Chairman and Chief Executive Officer February 2010

■ “Dig Safe” laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation
 } Regulate telephone, cable, power, gas, water & sewer utilities
 } Seek to minimize network outages, protect job-site workers, and safeguard the general public
 } Locates often required as a condition for permit issuance
■ Generally outsourced by telecom companies and cable operators
 } Work generated by excavators via “800 number” call centers
 } High volume of transactions must be completed within 48-72 hours
■ Regulatory backdrop promotes steady workflow
 } Driven by regional macro-economic factors
Underground Facility Locating Services

Dycom’s Competitive Advantages
■ Established customer relationships and reputation
■ Broad geographic coverage
■ Scale to satisfy customer time and service requirements
■ Responsive, local decentralized business units
■ Access to capital
■ Senior management operating expertise

Dycom employs a deliberate and methodical growth strategy
Growth Strategy As Opportunities Expand
■ Build and maintain long-term customer relationships at the local level
 } Position business to capture both recurring maintenance and new capital spending
■ Empower subsidiary management
 } Build relationships with customer contracting decision makers
 } Utilize detailed knowledge of local pricing dynamics
 } Leverage subcontractors and local trade relationships
■ Deliberately select attractive customers with profitable business
 } Focus on higher quality, long-term telecommunications industry leaders
■ Selectively screen potential acquisitions
 } Healthy players that bring long-term, established customer relationships
 } Complement existing Dycom customer footprint
 } Position Company for significant customer capital or maintenance spending at&t
verizon
TIME WARNER CABLE — THE POWER OF YOU™
comcast
CenturyLink™
Charter
Qwest — Spirit of Service™
windstream communications
CABLEVISION

West CarolinaTel
20%
13%
13%
11%
8%
6%
3%
2%
2%
1%
21%

Dycom® Industries, Inc.

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue
Other
Comcast
Charter
Cablevision
Windstream
AT&T
CenturyLink
Well Established Customers
Fiscal Quarter Ended January 23, 2010
Customer Revenue Breakdown
Qwest
Verizon
Time Warner Cable

Revenue ($ in millions)
$300
$225
$150
$75
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
AT&T
Comcast
CenturyLink
Verizon
Qwest
Adelphia
Charter Comm
Time Warner Cable

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Dycom Industries, Inc.

Customer Rotation
Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending
$958
$842
$588
$579
$784
$760
Top 5 Customers
Other
65%
35%
62%
38%
63%
68%
32%
68%
32%
64%
36%
$995
37%
63%
$1,138
33%
67%
For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods.
37%
64%
36%
$1,230
$1,107
64%
36%

76.4%
9.4%
14.2%

- **Master Service Agreements (MSA's)**
  - Multi-year, multi-million dollar arrangements covering thousands of individual work orders
  - Generally exclusive requirement contracts
- **Long-term contracts** relate to specific projects with terms in excess of one year from the contract date
- **Short-term contracts** relate to spot requirements
- Significant majority of contracts are based on units of delivery

Dycom Industries, Inc.

Revenue - Q2 Fiscal 2010
Dycom’s revenue stream is primarily generated by long-term contractual agreements
Master Service Agreements

Long-term

contracts

Short-term

contracts

Executive	Industry Tenure	Comment
Steven E. Nielsen *President & CEO*	24 years	▪ 16 years with Dycom; prior experience with Henkels & McCoy
Timothy R. Estes *EVP & COO*	37 years	▪ 16 years with Dycom; prior experience with BellSouth
H. Andrew DeFerrari *Sr. VP & CFO*	5 years	▪ 5 years with Dycom; prior experience with Ernst & Young and Arthur Andersen
Richard B. Vilsoet *General Counsel*	4 years	▪ 16 years of prior experience with Shearman & Sterling; 7 years as external Counsel to Dycom

Dycom® Industries, Inc.

Senior Management
Operating Overview
Seasoned management team with several decades of combined industry experience

®
Financial Update

■ Centralize activities which yield synergistic benefits
 } Treasury
 } Tax
 } Risk management
 } Capital asset procurement
 } Information technology resources
■ Decentralize financial operations to provide solid
 support and flexibility at operating unit level
■ Maintain financial resources to support internal growth
 and acquisition opportunities
Financial Overview

Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$958
$995
$1,138
$1,230
$1,107
FY2005
FY2006
FY2007
FY2008
FY2009
Contract Revenues

EBITDA - Adjusted and Income from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
$120.5
$110.4
$139.2
$131.2
$117.2
$51.6
$32.9
$40.7
$31.4
$20.9
FY2005
FY2006
FY2007
FY2008
FY2009
EBITDA - Adjusted (Non-GAAP) (1)
Income from continuing operations - Non-GAAP(1)

Dycom Industries, Inc.

Fiscal Year Results -
Revenue and Earnings
(1) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See
“Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Annual revenue exceeding $1.1
 billion for the three most recent
 fiscal years
■ Revenue and results impacted by
 customer reductions in capital
 spending plans in response to
 challenging economic conditions

Contract Revenues ($ in millions)
$300
$240
$180
$120
$60
$-
$246
$258
$270
$259
$216
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Contract Revenues

EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$40
$30
$20
$10
$0
($10)
$18.5
$27.6
$31.8
$28.7
$12.3
$(1.7)
$5.0
$6.7
$5.8
$(4.0)
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
EBITDA - Adjusted (Non-GAAP) (1)
Income (loss) from continuing operations - Non-GAAP(1)

Dycom® Industries, Inc.

Quarterly Results -
Revenue and Earnings
■ Seasonal revenue pattern driven by
 weather and available work days.
■ Q2-10 year over year revenue
 decline of 11.9% reflects customer
 reductions in capital spending.

■ EBITDA - Adjusted and Income from
 Continuing Operations declined due
 to reduced level of operations.

(1) The amounts for EBITDA - Adjusted and Income (Loss) from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.

Fiscal Year Results -
Cash Flow and Liquidity

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$160
$120
$80
$40
$-
$87.4
$102.3
$108.5
$104.3
$126.6
$48.4
$47.3
$62.3
$62.3
$25.3
FY2005
FY2006
FY2007
FY2008
FY2009
Cash Flow from Operating Activities
Cap-ex (net)(1)

Net Debt - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
1.5x
1.0x
0.5x
0.0x
$147.9
$131.3
$31.6
1.1x
1.0x
0.3x
FY2007
FY2008
FY2009
Net Debt(2)
Net Debt to EBITDA-Adjusted (Non-GAAP) (2)

Dycom Industries, Inc.

(1) Capital expenditures net of proceeds from the sale of assets
(2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
“Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Cash flow from operations over $100
 million for the four most recent years
■ Ample cash flows to support capital
 expenditures and fund operations
■ Long term financing in place as of
 January 23, 2010
 } $135.35 million Senior Subordinated
 Notes - October 2015 maturity
 } $210 million Credit Facility:
 } September 2011 maturity
 } No borrowings outstanding
■ Net cash position as of January 23, 2010

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$80
$60
$40
$20
$-
$71.1
$20.9
$30.5
$24.6
$32.3
$8.4
$4.8
$4.0
$8.3
$16.4
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Cash Flow from Operating Activities
Cap-ex (net) (1)

Net Debt (Cash) - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$80
$50
$20
$(10)
$73.4
$58.1
$31.6
$15.5
$(0.2)
0.6x
0.5x
0.3x
0.1x
0.0x
1.8x
1.3x
0.8x
0.3x
-0.2x
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Net Debt (2)
Net Debt to Trailing 4 Qtr EBITDA-Adjusted (Non-GAAP) (2)

Dycom® Industries, Inc.

Quarterly Results -
Cash Flow and Liquidity
 (1) Capital expenditures net of proceeds from the sale of assets
 (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
 “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Significant cash flow from operations
 reflects efficient conversion of earnings
 and working capital to cash
■ Net debt has declined as a result of
 significant cash flows from operations
■ Ample liquidity as of January 2010
 } $135.9 million cash and equivalents
 } $153.4 million availability under
 Revolving Credit Facility

Reconciliation of GAAP to Non-GAAP measures

($ in millions) (amounts may not add due to rounding)	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008					Fiscal 2009					Fiscal 2010	
				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2
Adjusting Items:															
Write-off of deferred financing costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.6	$ -	$ -	$ -	$ 0.6	$ -	$ -
Gain on debt extinguishment, net	-	-	-	-	-	-	-	-	-	(1.3)	(1.7)	-	(3.0)	-	-
Goodwill impairment charges	29.0	14.8	-	-	-	-	9.7	9.7	-	94.4	-	-	94.4	-	-
Charge for wage and hour litigation	-	-	-	-	7.6	-	-	7.6	-	-	-	-	-	-	-
Reversal of interest expense on income tax liabilities	-	-	-	-	-	(0.3)	(0.4)	(0.7)	-	-	(0.3)	-	(0.3)	-	-
Reversal of certain income tax related liabilities	-	-	-	-	-	(0.9)	(1.1)	(2.0)	-	-	(1.4)	-	(1.4)	-	-
Charge for proposed settlement of wage and hour claim	-	-	-	-	-	-	-	-	-	-	-	-	-	2.0	-
Valuation allowance on deferred tax asset	-	-	-	-	-	-	-	-	-	-	-	-	-	1.1	-
Reversal of pre-acquisition payroll related accruals	-	-	-	-	-	(1.7)	-	(1.7)	-	-	-	-	-	-	-
Gain on sale of real estate	-	-	(2.5)	-	-	-	-	-	-	-	-	-	-	-	-
Pre tax effect of Adjusting Items	$ 29.0	$ 14.8	$ (2.5)	$ -	$ 7.6	$ (2.0)	$ 9.3	$ 14.9	$ 0.6	$ 93.1	$ (2.0)	$ -	$ 91.7	$ 2.0	$ -
After tax effect of Adjusting Items	$ 29.0	$ 14.8	$ (1.5)	$ -	$ 4.6	$ (2.1)	$ 4.5	$ 7.0	$ 0.3	$ 76.2	$ (2.6)	$ -	$ 74.0	$ 2.3	$ -
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)															
Net income (loss) (GAAP)	$ 23.9	$ 18.2	$ 41.9	$ 14.9	$ (3.2)	$ 6.9	$ 3.1	$ 21.7	$ 10.5	$ (78.0)	$ 7.6	$ 6.6	$ (53.2)	$ 3.5	$ (4.0)
Income (loss) from discontinued operations	1.3	0.1	(0.3)	(0.3)	(0.1)	(0.8)	(1.5)	(2.7)	-	-	-	(0.1)	(0.1)	-	-
Income (loss) from continuing operations, net of tax	22.6	18.0	42.2	15.3	(3.1)	7.7	4.6	24.4	10.6	(78.0)	7.6	6.7	(53.1)	3.5	(4.0)
Provision (benefit) for income taxes	33.4	22.2	27.3	9.7	(1.8)	3.7	1.7	13.2	7.1	(17.4)	3.4	5.5	(1.4)	4.5	(2.7)
Pre-tax income (loss) from continuing operations	56.0	40.2	69.5	25.0	(5.0)	11.4	6.3	37.6	17.7	(95.3)	11.0	12.2	(54.5)	8.0	(6.6)
Interest expense (income), net	(0.9)	10.1	13.8	3.3	3.4	2.9	2.8	12.4	3.9	4.1	3.1	3.4	14.5	3.5	3.5
Depreciation	42.6	42.2	51.0	14.2	15.1	15.5	15.2	60.0	14.8	15.1	14.5	14.2	58.6	13.6	14.0
Amortization	3.3	4.3	6.8	1.8	1.8	1.8	1.8	7.2	1.8	1.7	1.6	1.6	6.8	1.6	1.6
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	101.0	96.7	141.1	44.3	15.4	31.6	26.1	117.3	38.2	(74.4)	30.2	31.4	25.4	26.8	12.4
Gain on sale of fixed assets	(11.0)	(5.9)	(5.6)	(1.4)	(0.8)	(2.6)	(1.9)	(6.7)	(1.0)	(0.5)	(1.8)	(0.6)	(3.9)	(1.0)	(0.8)
Stock-based compensation expense	1.5	4.7	6.2	2.1	1.0	1.4	0.6	5.2	1.5	0.3	0.9	1.1	3.9	1.0	0.7
Pre-tax effect of Adjusting Items (from above) (a)	29.0	14.8	(2.5)	-	7.6	(1.7)	9.7	15.6	0.6	93.1	(1.7)	-	92.0	2.0	-
EBITDA - Adjusted (Non-GAAP)	$ 120.5	$ 110.4	$ 139.2	$ 45.1	$ 23.2	$ 28.7	$ 34.5	$ 131.2	$ 39.3	$ 18.5	$ 27.6	$ 31.8	$ 117.2	$ 28.7	$ 12.3
(a) Amounts exclude items already added back into the calculation of EBITDA															
Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)															
Income (loss) from continuing operations, net of tax	$ 22.6	$ 18.0	$ 42.2	$ 15.3	$ (3.1)	$ 7.7	$ 4.6	$ 24.4	$ 10.6	$ (78.0)	$ 7.6	$ 6.7	$ (53.1)	$ 3.5	$ (4.0)
Adjusting Items from above, after tax	29.0	14.8	(1.5)	-	4.6	(2.1)	4.5	7.0	0.3	76.2	(2.6)	-	74.0	2.3	-
Income from continuing operations - Adjusted (Non-GAAP)	$ 51.6	$ 32.9	$ 40.7	$ 15.3	$ 1.5	$ 5.5	$ 9.1	$ 31.4	$ 10.9	$ (1.7)	$ 5.0	$ 6.7	$ 20.9	$ 5.8	$ (4.0)
Reconciliation of Debt to Net Debt - Non-GAAP and Net Debt and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP															
Current and long-term debt			$ 166.8				$ 153.4	$ 153.4	$ 182.7	$ 147.4	$ 136.9	$ 136.3	$ 136.3	$ 136.0	$ 135.7
less: Cash and equivalents			18.9				22.1	22.1	45.7	74.0	78.8	104.7	104.7	120.5	135.9
Net Debt (Cash)			$ 147.9				$ 131.3	$ 131.3	$ 137.0	$ 73.4	$ 58.1	$ 31.6	$ 31.6	$ 15.5	$ (0.2)
Trailing 4 Qtr EBITDA -Adjusted (Non-GAAP)			$ 139.2				$ 131.2	$ 131.2	$ 125.7	$ 121.0	$ 119.9	$ 117.2	$ 117.2	$ 106.6	$ 100.4
Ratio of Net Debt (Cash) to EBITDA - Adjusted - Non-GAAP			1.1x				1.0x	1.0x	1.1x	0.6x	0.5x	0.3x	0.3x	0.1	0.0x
Ratio of Net Debt (Cash) to EBITDA			1.1x				1.1x	1.1x	1.2x	3.4x	2.9x	1.2x	1.2x	1.1x	0.0x

Dycom® Industries, Inc.

Regulation G Disclosure

®
BB&T CAPITAL MARKETS
CONFERENCE

March 24, 2010